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                                                                   Exhibit 99.3


                           The Med-Design Corporation

                  Certification by the Chief Financial Officer
         Relating to a Periodic Report Containing Financial Statements

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   I, Lawrence D. Ellis, Chief Financial Officer of The Med-Design Corporation,
a Delaware corporation (the "Company"), hereby certify that:

   (1) The Company's periodic report on Form 10-K for the period ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

   (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


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/s/ Lawrence D. Ellis
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Lawrence D. Ellis
Chief Financial Officer

Date: March 25, 2003